                       THE WALT DISNEY COMPANY

                       OFFICERS' CERTIFICATE


            Pursuant to Sections 2.1 and 2.3(a) of the Indenture, dated as of March 7, 1996 (the "Indenture"), between The Walt Disney Company, a Delaware corporation (the "Company"), and Citibank, N.A., a national banking association, as trustee (the "Trustee"), the undersigned Richard D. Nanula and David K. Thompson, the Senior Executive Vice President-Chief Financial Officer and Senior Vice President-Assistant General Counsel of the Company, respectively, hereby certify on behalf of the Company as follows:

            (1) AUTHORIZATION. The establishment of a series of medium-term notes of the Company (the "Medium-Term Notes") has been approved and authorized in accordance with the provisions of the Indenture. The forms of Medium-Term Notes attached hereto as Exhibits A, B, C and D have been approved and authorized in accordance with the provisions of the Indenture.

            (2) COMPLIANCE WITH CONDITIONS PRECEDENT. All conditions precedent provided for in the Indenture relating to the establishment of new forms and terms of the Medium-Term Notes have been complied with.

            (3) TERMS. The terms of the series of Securities established pursuant to this Officers' Certificate shall be as follows:

                  (a) TITLE. The title of the series of Securities is the "Medium-Term Notes" (the "Notes").

                  (b) Aggregate Initial Offering Price.  Subject to being
            increased by the Company from time to time as shall be stated in a subsequent Officers' Certificate, the aggregate initial offering price of the Notes which may be authenticated and delivered pursuant to the Indenture (except for Notes (i) authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.8, 2.9, 2.11, 3.6, 9.5 and 10.3 of the Indenture or (ii) which, pursuant to Section 2.4 of the Indenture, are deemed never to have been authenticated and delivered) is

            $3,000,000,000 or the equivalent thereof at the date of issue in one or more foreign or composite currencies.

                  (c) REGISTERED SECURITIES IN DEFINITIVE OR BOOK-ENTRY FORM; Global Security; Depository. Each Note will be issued in fully registered book-entry form (a "Book-Entry Note") or definitive form (a "Definitive Note"), as set forth in the pricing supplement to the Prospectus and Prospectus Supplement relating to such Note (the "Pricing Supplement"). Upon issuance, all Notes in book-entry form having the same original issue date, Stated Maturity and otherwise having identical terms and provisions will be represented by a single global security (each a "Global Security"); PROVIDED, HOWEVER, that if by reason of the foregoing a single Global
            Security would exceed $200,000,000 in aggregate principal amount, one Global Security will be issued to represent each $200,000,000 of aggregate principal amount and an additional Global Security will be issued to represent any remaining principal amount. The initial Depository with respect to any Global Security will be The Depository Trust Company. So long as the Depository for a Global Security, or its nominee, is the registered owner of the Global Security, the Depository or its nominee, as the case may be, will be considered the sole owner or holder of the Notes in book-entry form represented by such Global Security for all purposes under the Indenture. Book-Entry Notes will not be exchangeable for Definitive Notes except that, if the Depository with respect to any Global Security or Securities is at any time unwilling or unable to continue as Depository and a successor Depository is not appointed by the Company within 90 days, the Company will issue Definitive Notes in exchange for the Book-Entry Notes represented by any such Global Security or Securities. In addition, the Company may at any time and in its sole discretion determine not to have a Global Security or Securities, and, in such event, will issue Definitive Notes in exchange for the Book Entry Notes represented by such Global Security or Securities in accordance with the provisions of
            Section 2.8 of the Indenture.

                  (d) PERSONS TO WHOM INTEREST PAYABLE. Unless otherwise specified in a Note or an applicable Pricing Supplement, interest will be payable to the person in whose name a Note is registered at the close of business (whether or not a Business Day) on the Regu-lar Record Date with respect to such payment of interest; PROVIDED, HOWEVER, that interest payable at Maturity will be payable to the person to whom principal is payable. The first payment of interest on any Note originally issued between a Regular Record Date and an Interest Payment Date will be made on the Interest Payment Date immediately following the next succeeding Regular Record Date to the registered owner on such next succeeding Regular Record Date.

                  (e) BUSINESS DAY. "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in The City of New York; PROVIDED, HOWEVER, that with respect to Notes the payment of which is to be made in a Denominated Currency (as defined below) other than U.S. dollars, such day is also not a day on which banking institutions are authorized or required by law, regulation or executive order to close in the principal financial center of the country of such Denominated Currency (or, in the case of European Currency Units ("ECUs"), is not a day designated as an ECU Non-Settlement Day by the ECU Banking Association or otherwise generally regarded in the ECU interbank market as a day on which payments in ECUs shall not be made); PROVIDED, HOWEVER, that, with respect to LIBOR Notes, such day is also a London Business Day (as defined below). "London Business Day" means any day (i) if the Index Currency (as defined below) is other than ECU, on which dealings in such Index Currency are transacted in the London interbank market or (ii) if the Index Currency is ECU, that is not designated as an ECU Non-Settlement Day by the ECU Banking Association or otherwise generally regarded in the ECU interbank market as a day on which payments in ECUs shall not be made.

                  (f)  STATED MATURITY; EXTENSION OF MATURITY.

                        (i) The Notes may be issued on different dates and the principal amount of the Notes may be payable on different dates, as shall be set forth in the Note or an applicable Pricing Supplement; PROVIDED that the date on which the principal of any Note is payable will be on a Business

                  Day no less than nine months from the date of issue stated on the face thereof.

                        (ii) The Pricing Supplement relating to each Note will indicate whether the Company has the option to extend the Stated Maturity of such Note for one or more whole year periods (each an "Extension Period") up to but not beyond the date (the "Final Maturity Date") set forth in such Pricing Supplement and the basis or formula, if any, for setting the interest rate or the Spread or Spread Multiplier (as defined below), as the case may be, applicable to any such Extension Period.

                        The Company may exercise such option with respect to a
                  Note by notifying the Trustee of such exercise at least 45 but not more than 60 days prior to the Stated Maturity of such
                  Note in effect prior to the exercise of such option (the "Original Stated Maturity Date"). No later than 40 days prior to the Original Stated Maturity Date, the Trustee will mail to the holder of such Note a notice (the "Extension Notice") relating to such Extension Period, first class, postage prepaid, setting forth (i) the election of the Company to extend the Stated Maturity of such Note, (ii) the new Stated Maturity, (iii) in the case of a Fixed Rate Note, the interest rate applicable to the Extension Period or, in the case of a Floating Rate Note, the Spread or Spread Multiplier applicable to the Extension Period, and (iv) the provisions, if any, for redemption during the Extension Period, including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Extension Period. Upon the mailing by the Trustee of an Extension Notice to the holder of a Note, the Stated Maturity of such Note shall be extended automatically as set forth in the Extension Notice, and, except as modified by the Extension Notice and as described in the next paragraph, such Note will have the same terms as prior to the mailing of such Extension Notice.

                        Notwithstanding the foregoing, not later than 20 days
                  prior to the Original Stated Maturity Date for a Note, the

                  Company may, at its option, revoke the interest rate, in the case of a Fixed Rate Note, or the Spread or Spread Multiplier, in the case of a Floating Rate Note, provided for in the Extension Notice and establish a higher interest rate, in the case of a Fixed Rate Note, or a higher Spread or Spread Multiplier, in the case of a Floating Rate Note, for the Extension Period by mailing or causing the Trustee to mail notice of such higher interest rate or higher Spread or Spread Multiplier, as the case may be, first class, postage prepaid, to the holder of such Note. Such notice shall be irrevocable. All Notes with respect to which the Original Stated Maturity Date is extended will bear such higher interest rate, in the case of a Fixed Rate Note, or higher Spread or Spread Multiplier, in the case of a Floating Rate Note, for the Extension Period.

                        If the Company elects to extend the Stated Maturity of a
                  Note, the holder of such Note may, if provided for in the applicable Pricing Supplement, have the option to elect repurchase of such Note by the Company on the Original Stated Maturity Date at a price equal to the principal amount thereof plus any accrued interest to such date.

                  (g) RATES OF INTEREST; INTEREST PAYMENT DATES; REGULAR RECORD DATES; ACCRUAL OF INTEREST.

                        (i) RATES OF INTEREST. Interest-bearing Notes will bear interest at either a fixed rate (the "Fixed Rate Notes") or a rate determined by reference to one or more Base Rates (as defined below) which may be adjusted by a Spread or Spread Multiplier (the "Floating Rate Notes") specified in the applicable Floating Rate Note or the applicable Pricing Supplement. In no event will the rate of interest payable on any Fixed Rate Note or Floating Rate Note be in excess of the maximum rate of interest permitted by applicable law.
                  Discount Notes may be issued at significant discounts from their principal amount payable at maturity and some Discount Notes may be zero coupon Notes which will bear no interest, except in the case of default in payment of principal upon acceleration or redemption (if applicable), or may bear no interest for a specified period following the date of issue.

                        (ii) INTEREST PAYMENT DATES. Unless otherwise specified in a Note and the applicable Pricing Supplement, interest on Fixed Rate Notes will be payable semiannually in arrears on February l and August 1 of each year, commencing with the first Interest Payment Date next succeeding the date of original issue, and at Maturity. Interest on Floating Rate Notes will be payable in arrears on the Interest Payment Dates applicable to such Note and at Maturity. Notwithstanding the foregoing, if the date of original issue of a Note is between a Regular Record Date and the related Interest Payment Date, the first payment of interest on such Note will be made on the Interest Payment Date immediately following the next succeeding Regular Record Date to the registered holder on such next succeeding Regular Record Date.

                              Except as provided below or in the applicable
                  Pricing Supplement, interest will be payable, in the case of a Floating Rate Note which resets (l) daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified in the applicable Floating Rate Note and in the applicable Pricing Supplement; (2) quarterly, on the third Wednesday of March, June, September and December of each year;
                  (3) semiannually, on the third Wednesday of each of the two months specified in the Floating Rate Note and in the applicable Pricing Supplement; and (4) annually, on the third Wednesday of the month specified in the Floating Rate Note and in the applicable Pricing Supplement; and, in each case, at Maturity.

                              If any Interest Payment Date (other than an
                  Interest Payment Date occurring on the Maturity Date) for a Floating Rate Note falls on a day that is not a Business Day with respect to such Note, such Interest Payment Date will be postponed to the following day that is a Business Day with respect to such Note, except that, in the case of a

                  LIBOR Note (or a Note for which LIBOR (as defined below) is the applicable Base Rate), if such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding day that is a Business Day with respect to such Floating Rate Note. If the Maturity of a Floating Rate Note falls on a day that is not a Business Day with respect to such Note, the payment of principal and interest may be made on the next succeeding Business Day with respect to such Note and no interest on such payment shall accrue for the period from and after the Maturity.

                              If any Interest Payment Date or Maturity of a
                  Fixed Rate Note falls on a day that is not a Business Day with respect to such Fixed Rate Note, the payment due on such Interest Payment Date or at Maturity will be made on the following day that is a Business Day with respect to such Fixed Rate Note as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be.

                        (iii) REGULAR RECORD DATES.  Unless otherwise
                  specified in an applicable Pricing Supplement, with respect to Fixed Rate Notes, the Regular Record Dates for interest payable on each February l and August 1 will be the immediately preceding January 15 and July 15 (whether or not a Business Day), respectively. Unless otherwise specified in a Floating Rate Note, the Regular Record Date or Dates for interest payable on such Floating Rate Note will be the fifteenth day (whether or not a Business Day) immediately preceding the related Interest Payment Date or Dates.

                        (iv) ACCRUAL OF INTEREST.  Unless otherwise specified
                  in an applicable Pricing Supplement, each Note will bear interest from the date of original issue at the rate per annum, or, in the case of a Floating Rate Note, pursuant to the interest rate formula stated therein, until the principal thereof is paid or made available for payment. Each interest payment shall be the amount of interest accrued from and including the most recent Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the date of original issue if no interest has been paid or duly provided for with respect to such Note) to but excluding the next succeeding Interest Payment Date (an "Interest Accrual Period").

                  (h) PLACE OF PAYMENT; REGISTRATION OF TRANSFER AND EXCHANGE; NOTICES TO COMPANY.

                        (i) PLACE OF PAYMENT. Payment of the principal of and interest on Definitive Notes will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at any other office or agency designated by the Company for such purpose; PROVIDED, HOWEVER, that at the option of the Company, payment of interest due (other than at Maturity) may be made by check mailed to the address of the person entitled thereto as such address shall appear in the register of Securities. Payments of principal and any interest on Notes in book-entry form represented by a Global Security or Securities will be made by the Company through the Trustee to the Depository or its nominee, as the case may be, as the holder of the Global Security or Securities representing such Notes in book-entry form.

                        (ii)  REGISTRATION OF EXCHANGE AND TRANSFER.
                  Definitive Notes may be presented for exchange and registration of transfer at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office of any transfer agent hereafter designated by the Company for such purpose. Ownership of beneficial interests in Notes in book-entry form represented by a Global Security or Securities will be shown on, and the transfer of that ownership will be effected only through, records maintained by the Depository and its participants. Owners of beneficial interests in Notes in book-entry form represented by a Global Security or Securities will not be considered the owners or holders of such Notes under the Indenture.

                        (iii) NOTICES TO COMPANY.  Notices and demands to or
                  upon the Company in respect to the Notes and the Indenture may be served at The Walt Disney Company, 500 S. Buena Vista Street, Burbank, California 91521, Attention: Legal Department.

                  (i) OPTIONAL REDEMPTION. If so provided in the Note or an applicable Pricing Supplement, such Note may, prior to its Stated Maturity, be subject to redemption, in whole or in part, at the option of the Company on the terms set forth in the Note or the applicable Pricing Supplement, as the case may be.

                  (j) SINKING FUND. Unless otherwise specified in an applicable Pricing Supplement, the Notes will not be subject to any sinking fund or analogous provision.

                  (k) DENOMINATIONS. The Notes are issuable in denominations of U.S. $1,000 and any amount in excess thereof which is an integral multiple of U.S. $1,000.

                  (l) PRINCIPAL AND INTEREST PAYABLE IN DOLLARS. Unless otherwise specified in a Note or an applicable Pricing Supplement providing for payments of principal and interest to be made in one or more foreign or composite currencies, the payment of the principal of and any interest on the Notes will be payable in U.S. dollars.

                  (m)  DETERMINATION OF INTEREST ON FLOATING RATE NOTES.

                        (i) BASE RATES. Unless otherwise specified in an applicable Pricing Supplement, interest on a Floating Rate Note will be determined by reference to a "Base Rate," which may be one or more of the following: (l) the Commercial Paper Rate (as defined below), in which case such Note will be a "Commercial Paper Rate Note"; (2) LIBOR, in which case such Note will be a "LIBOR Note"; (3) the CD Rate (as defined below), in which case such Note will be a "CD Rate Note"; (4) the Federal Funds Rate (as defined below), in which case such Note will be a "Federal Funds Rate Note"; (5) the Treasury Rate (as defined be-

                  low), in which case such Note will be a "Treasury Rate Note";
                  (6) the Prime Rate (as defined below), in which case such Note will be a "Prime Rate Note"; (7) the CMT Rate (as defined below), in which case such Note will be a "CMT Rate Note"; or
                  (8) such other Base Rate or interest rate formula as may be set forth in the applicable Pricing Supplement. In addition, a Floating Rate Note may bear interest calculated by reference to the lowest of two or more Base Rates determined in the same manner as the Base Rates are determined for the types of Notes described above. Each Floating Rate Note will specify the Base Rate or Rates applicable thereto.

                        (ii)  CALCULATION OF RATE BY REFERENCE TO BASE RATE
                  AND, AS APPLICABLE, SPREAD, SPREAD MULTIPLIER AND INDEX MATURITY. The interest rate on each Floating Rate Note will be calculated by reference to the specified Base Rate or the lowest of two or more specified Base Rates, in either case plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The "Spread" is the number of basis points to be added to or subtracted from the related Base Rate or Rates applicable to such Floating Rate Note. The "Spread Multiplier" is the percentage of the related Base Rate or Rates to be multiplied to determine the applicable interest rate on such Floating Rate Note. The "Index Maturity" is the period to maturity of the instrument or obligation with respect to which the related Base Rate or Rates are calculated. Each Floating Rate Note and the applicable Pricing Supplement will specify the Index Maturity and the Spread or Spread Multiplier, if any, applicable thereto.

                        (iii) INTEREST RESET PERIODS; INTEREST RESET DATE.
                  Each Floating Rate Note and the applicable Pricing Supplement will specify whether the rate of interest on such Floating Rate Note will be reset daily, weekly, monthly, quarterly, semiannually or annually (each, an "Interest Reset Period") and the date on which such interest rate will be reset (each, an "Interest Reset Date"). Unless otherwise specified in a Floating Rate Note and the applicable Pricing

                  Supplement, the Interest Reset Date will be, in the case of a Floating Rate Note which resets (l) daily, each Business Day;
                  (2) weekly, the Wednesday of each week (with the exception of weekly reset Treasury Rate Notes, which reset the Tuesday of each week, except as specified in paragraph (iv) below); (3) monthly, the third Wednesday of each month; (4) quarterly, the third Wednesday of March, June, September and December of each year; (5) semiannually, the third Wednesday of each of the two months specified in such Pricing Supplement; and (6) annually, the third Wednesday of the month specified in such Pricing Supplement. If any Interest Reset Date for any Floating Rate Note would otherwise be a day that is not a Business Day, such Interest Reset Date will be postponed to the next succeeding day that is a Business Day, except that in the case of a LIBOR Note (or a Note for which LIBOR is the applicable Base Rate), if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the last Business Day in the preceding month.

                        (iv) INTEREST DETERMINATION DATE. The interest rate applicable to each Interest Reset Period commencing on the Interest Reset Date or Dates with respect to such Interest Reset Period will be the rate determined on the applicable "Interest Determination Date." Unless otherwise specified in an applicable Pricing Supplement, the Interest Determination Date with respect to a Commercial Paper Rate Note (the "Commercial Paper Interest Determination Date"), a CD Rate Note (the "CD Interest Determination Date"), a Federal Funds Rate Note (the "Federal Funds Interest Determination Date"), a Prime Rate Note (the "Prime Rate Interest Determination Date") and a CMT Rate Note (the "CMT Interest Determination Date") will be the second Business Day preceding each Interest Reset Date and the Interest Determination Date with respect to a LIBOR Note (the "LIBOR Interest Determination Date") will be the second London Business Day preceding each Interest Reset Date. Unless otherwise specified in an applicable Pricing Supplement, the Interest Determination Date with respect to a Treasury Rate Note (the "Treasury Rate Interest Determi-nation Date"), will be the day in the week in which the Interest Reset Date falls on which day Treasury Bills (as defined below) normally would be auctioned or, if no such auction is held for a particular week, the first Business Day of that week; PROVIDED, HOWEVER, that if, as a result of a legal holiday, an auction is held on the Friday of the week preceding the Interest Reset Date, the related Interest Determination Date shall be such preceding Friday; and PROVIDED, FURTHER, that if an auction shall fall on any Interest Reset Date, then the Interest Reset Date shall instead be the first Business Day immediately following such auction. Unless otherwise specified in the applicable Pricing Supplement, the Interest Determination Date pertaining to a Note the interest rate of which is determined with reference to two or more Base Rates will be the first Business Day which is at least two Business Days prior to such Interest Reset Date for such Note on which each Base Rate shall be determinable. Each Base Rate shall be determined and compared on such date, and the applicable interest rate shall take effect on the related Interest Reset Date.

                        (v)   MAXIMUM AND MINIMUM LIMITS ON INTEREST RATES.
                  Any Floating Rate Note and the applicable Pricing Supplement may specify either or both a maximum limit and a minimum limit on the rate at which interest may accrue during any Interest Accrual Period. In addition to any maximum interest rate which may be applicable to any Floating Rate Note, the interest rate on Floating Rate Notes will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application. This limit may not apply to Floating Rate Notes in which $2,500,000 or more has been invested.

                        (vi) INITIAL INTEREST RATE; INTEREST RATE THEREAFTER IN
                  Effect. The interest rate in effect with respect to a Floating Rate Note on each day that is not an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to the immediately preceding Interest Reset Date and the interest rate in effect on any day that is an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to such Interest Reset Date, subject in either case to applicable provisions of law and any maximum or minimum interest rate limitations referred to above; PROVIDED, HOWEVER, that the interest rate in effect with respect to a Floating Rate Note for the period from the date of original issue to the first Interest Reset Date will be the rate specified as such therein and in the applicable Pricing Supplement (the "Initial Interest Rate").

                        (vii)  ACCRUED INTEREST; ACCRUED INTEREST FACTOR.
                  With respect to each Floating Rate Note, accrued interest is calculated by multiplying its face amount by an accrued interest factor. Such accrued interest factor is computed by adding the interest factor calculated for each day from the date of issue, or from the last date to which interest has been paid or duly provided for, to the date for which accrued interest is being calculated. The interest factor for each such day is computed by dividing the interest rate applicable to such day by 360, in the case of Commercial Paper Rate Notes, LIBOR Notes, CD Rate Notes, Federal Funds Rate Notes and Prime Rate Notes and by the actual number of days in the year, in the case of Treasury Rate Notes and CMT Rate Notes. Unless otherwise specified in an applicable Pricing Supplement, the interest factor for Notes for which the interest rate is calculated with reference to two or more Base Rates will be calculated in each period in the same manner as if only the lowest of the applicable Base Rates applied.

                        (viii) ROUNDING OF PERCENTAGES.  All percentages
                  resulting from any calculation on Floating Rate Notes will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) will be rounded upward to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation on Floating Rate Notes will be rounded to the nearest cent (with one-half cent being rounded upward).

                        (ix) CALCULATION AGENTS; CALCULATION DATE.  Unless
                  otherwise specified in an applicable Pricing Supplement, the Trustee will be the "Calculation Agent" with respect to all Floating Rate Notes. Upon the request of the holder of any Floating Rate Note, the Trustee will provide the interest rate then in effect and, if determined, the interest rate that will become effective as a result of a determination made for the next Interest Reset Date with respect to such Floating Rate Note. If at any time the Trustee is not the Calculation Agent, the Company will notify the Trustee of each determination of the interest rate applicable to any such Floating Rate Note promptly after such determination is made by any successor Calculation Agent. The "Calculation Date," where applicable, pertaining to any Interest Determination Date is the date by which the applicable interest rate must be calculated and will be the earlier of (a) the tenth calendar day after such Interest Determination Date, or, if any such day is not a Business Day, the next succeeding Business Day and (b) the Business Day preceding the applicable Interest Payment Date or Maturity Date, as the case may be.

                        (x) CALCULATION OF FLOATING RATES. The interest rate in effect with respect to a Floating Rate Note from the date of issue to the first Interest Reset Date will be the Initial Interest Rate. The interest rate for each subsequent Interest Reset Date will be determined by the Calculation Agent as follows:

                              (A) COMMERCIAL PAPER RATE NOTES. Commercial Paper Rate Notes will bear interest at the interest rates (calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any) specified in such Commercial Paper Rate Notes and in an applicable Pricing Supplement.

                                    (l) Unless otherwise specified in an
                              applicable Pricing Supplement, "Commercial Paper Rate" means, with respect to any Com-mercial Paper Interest Determination Date, the Money Market Yield (as defined below) on such date of the rate for commercial paper having the Index Maturity specified in the applicable Pricing Supplement as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication ("Release H.15(519)") under the heading "Commercial Paper." In the event that such rate is not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Commercial Paper Interest Determination Date, then the Commercial Paper Rate will be the Money Market Yield on such Commercial Paper Interest Determination Date of the rate for commercial paper of the Index Maturity specified in the applicable Pricing Supplement as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 P.M. Quotations for U.S. Government Securities" or any successor publication ("Composite Quotations") under the heading "Commercial Paper." If such rate is not published in either Release H.15(519) or the Composite Quotations by 3:00 P.M., New York City time, on such Calculation Date, then the Commercial Paper Rate will be calculated by the Calculation Agent and will be the Money Market Yield of the arithmetic mean of the offered rates, as of approximately 11:00 A.M., New York City time, on such Commercial Paper Interest Determination Date, of three leading dealers of commercial paper in New York, New York (which may include one or more of the Agents) selected by the Calculation Agent (after consultation with the Company) for commercial paper of the specified Index

                              Maturity placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized statistical rating agency; PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the rate of interest in effect for the applicable period will be the same as the interest rate in effect on such Commercial Paper Interest Determination Date.

                                    (2)   "Money Market Yield" shall be a yield
                              (expressed as a percentage rounded, if necessary, to the nearest one hundred-thousandth of a percent) calculated in accordance with the following formula:

             Money Market Yield =       (D X 360)
                                      -------------      x 100
                                      360 - (D x M)

                              where "D" refers to the applicable per annum rate
                        for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the interest period for which interest is being calculated.

                        (B) LIBOR NOTES. LIBOR Notes will bear interest at the interest rates (calculated with reference to LIBOR and the Spread or Spread Multiplier, if any) specified in such LIBOR Notes and in an applicable Pricing Supplement. Unless otherwise specified in an applicable Pricing Supplement, "LIBOR" means the rate determined by the Calculation Agent in accordance with the following provisions:

                              (1)   With respect to a LIBOR Interest
                        Determination Date, LIBOR will be, as specified in the applicable Pricing Supplement, either: (a) the arithmetic mean of the offered rates for deposits in the Index Currency having the Index Maturity desig-nated in the applicable Pricing Supplement, commencing on the second London Business Day immediately following that LIBOR Interest Determination Date, that appear on the Designated Reuters LIBOR Page (as defined below) as of 11:00 A.M., London time, on that LIBOR Interest Determination Date, if at least two such offered rates appear on the Designated Reuters LIBOR Page ("LIBOR Reuters"), or (b) the rate for deposits in the Index Currency having the Index Maturity designated in the applicable Pricing Supplement, commencing on the second London Business Day immediately following that LIBOR Interest Determination Date, that appears on the Designated Telerate LIBOR Page (as defined below) as of 11:00 A.M., London time, on that LIBOR Interest Determination Date ("LIBOR Telerate"). "Designated Reuters LIBOR Page" means the display on the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency. "Designated Telerate LIBOR Page" means the display on the Dow Jones Telerate Service for the purpose of displaying London interbank rates of major banks for the applicable Index Currency. If neither LIBOR Reuters nor LIBOR Telerate is specified in the applicable Pricing Supplement, LIBOR for the applicable Index Currency will be determined as if LIBOR Telerate (and, if the U.S. dollar is the Index Currency, Page 3750) had been specified. If fewer than two offered rates appear on the Designated Reuters LIBOR Page, or if no rate appears on the Designated Telerate LIBOR Page, as applicable, LIBOR in respect of that LIBOR Interest Determination Date will be determined as if the parties had specified the rate described in (2) below.

                              (2) If fewer than two offered rates appear on the
                        Designated Reuters LIBOR Page, or if no rate appears on the Designated Telerate LIBOR Page, as applicable, LIBOR will be determined as of approxi-mately 11:00 A.M., London time, on such LIBOR Interest Determination Date on the basis of the rate at which deposits in the applicable Index Currency having the Index Maturity specified in the applicable Pricing Supplement are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by the Calculation Agent (after consultation with the Company) commencing on the second London Business Day immediately following such LIBOR Interest Determination Date and in a principal amount equal to an amount that is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted as of approximately 11:00 A.M. in the applicable Principal Financial Center (as defined below), on such LIBOR Interest Determination Date by three major banks in such Principal Financial Center, selected by the Calculation Agent (after consultation with the Company) for loans in the applicable Index Currency to leading European banks, having the specified Index Maturity, and in a principal amount equal to an amount of not less than $1,000,000 (or the equivalent in the Index Currency, if the Index Currency is not the U.S. dollar) and that is representative for a single transaction in such market at such time; PROVIDED, HOWEVER, that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, rate of interest in effect for the applicable period will be the same as the interest rate in effect on such LIBOR Interest Determination Date.

                        "Index Currency" means the currency (including composite currencies) specified in the applicable Pricing Supplement as the currency for which LIBOR shall be calculated. If no such currency is specified in the applicable Pricing Supplement, the Index Currency shall be U.S. dollars.

                        "Principal Financial Center" will generally be the capital city of the country of the specified Index Currency, except that with respect to U.S. dollars, Deutsche Marks, Dutch Guilders, Italian Lire, Swiss Francs and ECUs, the Principal Financial Center shall be The City of New York, Frankfurt, Amsterdam, Milan, Zurich and Luxembourg, respectively.

                        (C) CD RATE NOTES. CD Rate Notes will bear interest at the interest rates (calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any) specified in such CD Rate Notes and in an applicable Pricing Supplement.

                        Unless otherwise indicated in the applicable Pricing
                  Supplement, "CD Rate" means, with respect to any CD Interest Determination Date, the rate on such date for negotiable certificates of deposit having the Index Maturity designated in the applicable Pricing Supplement as published in Release H.15(519) under the caption "CDs (Secondary Market)" or, if not so published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such CD Interest Determination Date, the CD Rate will be the rate on such CD Interest Determination Date for negotiable certificates of deposit of the Index Maturity designated in the applicable Pricing Supplement set forth in the Composite Quotations under the caption "Certificates of Deposit." If by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CD Interest Determination Date such rate is not yet published in either Release H.15(519) or the Composite Quotations, then the CD Rate on such CD Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the second-ary market offered rates as of 10:00 A.M., New York City time, on such CD Interest Determination Date, of three leading non-bank dealers in negotiable U.S. dollar certificates of deposit in The City of New York (which may include one or more of the Agents) selected by the Calculation Agent (after consultation with the Company) for negotiable certificates of deposit of major United States money market banks (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity designated in the applicable Pricing Supplement in a denomination of $5,000,000; PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as set forth above, the rate of interest in effect for the applicable period will be the same as the interest rate in effect on such CD Interest Determination Date.

                        (D) FEDERAL FUNDS RATE NOTES. Federal Funds Rate Notes will bear interest at the interest rates (calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any) specified in such Federal Funds Rate Notes and in an applicable Pricing Supplement.

                        Unless otherwise indicated in the applicable Pricing
                  Supplement, "Federal Funds Rate" means, with respect to any Federal Funds Interest Determination Date, the rate on such date for Federal Funds as published in Release H.15(519) under the heading "Federal Funds (Effective)" or, if not so published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, the Federal Funds Rate will be the rate on such Federal Funds Interest Determination Date as published in the Composite Quotations under the column "Effective Rate" under the heading "Federal Funds." If, by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date such rate is not yet published in either Release H.15(519) or the Composite Quotations, the Federal Funds Rate for such Federal Funds Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight Federal Funds arranged by three leading dealers of Federal Funds transactions in The City of New York, which dealers have been selected by the Calculation Agent (after consultation with the Company), as of 9:00 A.M. New York City time, on such Federal Funds Interest Determination Date; PROVIDED, HOWEVER, that, if the dealers selected as aforesaid by the Calculation Agent are not quoting as set forth above, the rate of interest in effect for the applicable period will be the same as the interest rate in effect on such Federal Funds Interest Determination Date.

                        (E) TREASURY RATE NOTES. Treasury Rate Notes will bear interest at the interest rates (calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if
                  any) specified in such Treasury Rate Notes and in an applicable Pricing Supplement.

                        Unless otherwise specified in an applicable Pricing
                  Supplement, "Treasury Rate" means, with respect to any Treasury Rate Interest Determination Date, the rate applicable to the most recent auction of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified in the applicable Pricing Supplement, as such rate is published in Release H.15(519) under the heading "Treasury Bills -- auction average (investment)" or, if not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Rate Interest Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury Bills having the specified Index Maturity are not reported as provided by 3:00 P.M., New York City time, on such Calculation Date, or if no such auction is held in a particular week, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Interest Determination Date, of three leading primary United States government securities dealers (which may include one or more of the Agents) selected by the Calculation Agent (after consultation with the Company), for the issue of Treasury Bills with a remaining maturity closest to the specified Index Maturity; PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as set forth in this sentence, the rate of interest in effect for the applicable period will be the same as the interest rate in effect on such Treasury Rate Interest Determination Date.

                        (F) PRIME RATE NOTES.  Prime Rate Notes will bear
                  interest at the interest rate (calculated with reference to the Prime Rate and the Spread or Spread Multiplier, if any) specified in such Prime Rate Notes and in an applicable Pricing Supplement, except that the initial interest rate for each Prime Rate Note will be the rate specified in the applicable Pricing Supplement.

                        Unless otherwise specified in an applicable Pricing
                  Supplement, "Prime Rate" means, with respect to any Prime Rate Interest Determination Date, the rate set forth in Release H.15(519) for such date opposite the caption "Bank Prime Loan." If such rate is not so published by 9:00 A.M., New York City time, on the Calculation Date, the Prime Rate for such Prime Rate Interest Determination Date will be the arithmetic mean of the rates of interest publicly announced by each bank named on the Reuters Screen USPRIME1 (as defined below) as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date as quoted on the Reuters Screen USPRIME1 on such Prime Rate Interest Determination Date, or if fewer than four such rates appear on the Reuters Screen USPRIME1 for such Prime Rate Interest Determination Date, the rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Prime Rate Interest Determination Date by at least two of the three major money center banks in The City of New York selected by the Calculation Agent (after consultation with the Company) from which quotations are requested. If fewer than two quotations are provided, the Prime Rate shall be calculated by the Calculation Agent and shall be determined as the arithmetic mean on the basis of the prime rates in The City of New York by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, in each case having total equity capital of at least U.S. $500 million and being subject to supervision or examination by Federal or State authority selected by the Calculation Agent (after consultation with the Company) to quote such rate or rates. Unless otherwise specified in the applicable Pricing Supplement, "Reuters Screen USPRIME1" means the display designated as "USPRIME1" on the Reuters Monitor Money Rates Service (or such other page as may replace the USPRIME1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

                        If in any month the Prime Rate is not published in
                  Release H.15(519) and the banks or trust companies selected as aforesaid are not quoting as mentioned in the preceding paragraph, the "Prime Rate" for such Interest Reset Period will be the same as the Prime Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable on the Prime Rate Notes for which the Prime Rate is being determined shall be the Initial Interest Rate).

                        (G) CMT RATE NOTES. CMT Rate Notes will bear interest at the interest rate (calculated with reference to the CMT Rate and the Spread or Spread Multiplier, if any) specified in the CMT Rate Notes and in the applicable Pricing Supplement.

                        Unless otherwise specified in the applicable Pricing
                  Supplement, "CMT Rate" means, with respect to any CMT

                  Interest Determination Date relating to a CMT Rate Note or any Floating Rate Note for which the interest rate is determined with reference to the CMT Rate, the rate displayed on the Designated CMT Telerate Page (as defined below) under the caption "...Treasury Constant Maturities...Federal Reserve Board Release H.15... Mondays Approximately 3:45 P.M.," under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7055, the rate on such CMT Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the week, or the month, as applicable, ended immediately preceding the week, or the month, as applicable in which the related CMT Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or if not displayed by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published, or if not published by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for the CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M., New York City time, on the CMT Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York (which may include any Agent or its affiliates) selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent (after consultation with the Company) and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury Note quotations, the CMT Rate for such CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 P.M., New York City time, on the CMT Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent (after consultation with the Company) and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100 million. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; PROVIDED HOWEVER, that if fewer than three Reference
                  Dealers selected by the Calculation Agent (after consultation with the Company) are quoting as described herein, the CMT Rate will be the CMT Rate in effect on such CMT Interest Determination Date. If two Treasury Notes with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the Treasury Note with the shorter remaining term to maturity will be used.

                  "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service on the page designated in the applicable Pricing Supplement (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)), for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified in the applicable Pricing Supplement, the Designated CMT Telerate Page shall be 7052, for the most recent week.

                  "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified in the applicable Pricing Supplement with respect to which the CMT Rate will be calculated. If no such maturity is specified in the applicable Pricing Supplement, the Designated CMT Maturity Index shall be 2 years.

               (n) RENEWABLE NOTES. Notes may be issued from time to time as variable rate renewable notes (the "Renewable Notes") that will bear interest at the interest rate (calculated with reference to a Base Rate and the Spread or Spread Multiplier, if any) specified in the Renewable Notes and in the applicable Pricing Supplement.

                  The Renewable Notes will mature on an Interest Payment Date as specified in the applicable Pricing Supplement (the "Initial Maturity Date"), unless the maturity of all or any portion of the principal amount thereof is extended in accordance with the procedures described below. On the Interest Payment Dates specified in the applicable Pricing Supplement (each such Interest Payment Date, an "Election Date"), the maturity of the Renewable Notes will be extended to the Interest Payment Date occurring twelve months after such Election Date, unless the holder thereof elects to terminate the automatic extension of the maturity of the Renewable Notes or of any portion thereof having a principal amount of $1,000 or any multiple of $1,000 in excess thereof by delivering a notice of such effect to the Trustee not less than nor more than a number of days to be specified in the applicable Pricing Supplement prior to such Election Date. If no such notice period is specified in the applicable Pricing Supplement, such notice shall be given no less than 30 days nor more than 60 days prior to such Election Date. Such option may be exercised with respect to less than the entire principal amount of the Renewable Notes; provided that the principal amount for which such option is not exercised is at least $1,000 or any larger amount that is an integral multiple of $1,000. Notwithstanding the foregoing, the maturity of the Renewable Notes may not be extended beyond the Final Maturity Date, as specified in the applicable Pricing Supplement (the "Final Maturity Date"). If the holder elects to terminate the automatic extension of the maturity of any portion of the principal amount of the Renewable Notes and such election is not revoked as described below, such portion will become due and payable on the Interest Payment Date falling six months (unless another period is specified in the applicable Pricing Supplement) after the Election Date prior to which the holder made such election.

                  An election to terminate the automatic extension of maturity may be revoked as to any portion of the Renewable Notes having a principal amount of $1,000 or any multiple of $1,000 in excess thereof by delivering a notice to such effect to the Trustee on any day following the effective date of the election to terminate the automatic extension of maturity and prior to the date 15 days before the date on which such portion would otherwise mature. Such a revocation may be made for less than the entire principal amount of the Renewable Notes for which the automatic extension of maturity has been terminated; provided that the principal amount of the Renewable Notes for which the automatic extension of maturity has been terminated and for which such a revocation has not been made is at least $1,000 or any larger amount that is an integral multiple of $1,000. Notwithstanding the foregoing, a revocation may not be made during the period from and including a Record Date to but excluding the immediately succeeding Interest Payment Date.

                  An election to terminate the automatic extension of the
            maturity of the Renewable Notes, if not revoked as described above by the holder making the election or any subsequent holder, will be binding upon such subsequent holder.

                  The Renewable Notes may be redeemed in whole or in part at the option of the Company on the Interest Payment Dates in each year specified in the applicable Pricing Supplement, commencing with the Interest Payment Date specified in the applicable Pricing Supplement, at a redemption price as stated in the applicable Pricing Supplement, together with accrued and unpaid interest to the date of redemption. Notwithstanding anything to the contrary in the Prospectus Supplement, notice of redemption will be provided by mailing a notice of such redemption to each holder by first class mail, postage prepaid, at least 180 days (unless otherwise specified in the applicable Pricing Supplement) prior to the date fixed for redemption.

               (o) AMOUNT PAYABLE UPON DECLARATION OF MATURITY OF DISCOUNT NOTE. With respect to any Note which is a Discount Note, the portion of the principal amount of any Discount Note which is payable upon redemption prior to the Stated Maturity thereof or upon declaration of acceleration of the Stated Maturity thereof pursuant to Section 6.2 of the Indenture will be as provided in the applicable Note.

               (p) REGISTER OF SECURITIES; PAYING AGENT. The register of the Securities for the Notes will be initially maintained at the Corporate Trust Office of the Trustee. The Company hereby appoints the Trustee as the initial Paying Agent.

               (q) CURRENCY INDEXED NOTES. Notes may be issued, from time to time, with the principal amount payable on any principal payment date, or the amount of interest payable on any Interest Payment Date, to be determined by reference to the value of one or more currencies (or composite currencies or currency units). In such event, the currency or currencies (or composite currencies or currency units) to which the principal amount payable on any principal payment date or the amount of interest payable on any Interest Payment Date is indexed, the currency in which the face amount of the Note is denominated (the "Denominated Currency"), and the currency in which principal and interest on the Note will be paid (the "Payment Currency") will be set forth in the applicable Pricing Supplement. The Denominated Currency and the Payment Currency may be the same currency or different currencies. Unless otherwise specified in the applicable Pricing Supplement, interest on currency indexed Notes shall be paid in the Denominated Currency based on the face amount of the Note at the rate per annum and on the dates set forth in the applicable Pricing Supplement. Currency indexed Notes may include, but are not limited to, Notes of the types described below.

                  (i) CURRENCY LINKED SECURITIES ("CLS"). CLS are Notes pursuant to which the principal amount payable at Stated Maturity equals the Payment Currency equivalent at Stated Maturity of a fixed amount of a designated currency (or composite currency or currency units) (the "Indexed Currency"). The Denominated Currency, the Indexed Currency and the Payment Currency will be identified in the applicable Pricing Supplement. In addition, the fixed amount of the Indexed Currency to which the principal of the CLS is linked will be set forth in the applicable Pricing Supplement for a specific representative face amount of the CLS as well as for the aggregate face amount of all CLS forming part of the same issue.

                  If the Payment Currency and the Indexed Currency are not the
               same, the Payment Currency equivalent of the Indexed Currency amount on any date shall be determined in the manner specified in the applicable Pricing Supplement.

                  (ii) REVERSE CURRENCY LINKED SECURITIES ("REVERSE CLS").
               Reverse CLS are Notes pursuant to which the principal amount payable at Stated Maturity equals the Payment Currency equivalent at Stated Maturity of a fixed amount of a designated currency (or composite currencies or currency units) (the "First Indexed Currency") minus the amount of the Payment Currency equivalent at Stated Maturity of a fixed amount of another designated currency (or composite currency or currency units) (the "Second Indexed Currency"); PROVIDED, HOWEVER, that the minimum principal amount payable at Stated Maturity shall be zero.

                  The Denominated Currency, the First and Second Indexed
               Currencies and the Payment Currency will be identified in the applicable Pricing Supplement. In addition, the fixed amounts of the First and Second Indexed Currencies to which the principal of the Reverse CLS is linked shall be set forth in the applicable Pricing Supplement for a specific representative face amount of the Reverse CLS as well as for the aggregate face amount of all Reverse CLS forming part of the same issue.

                  If the Payment Currency and the First Indexed Currency or the
               Second Indexed Currency are not the same, the Payment Currency equivalent of the First Indexed Currency amount or the Second Indexed Currency amount, as the case may be, on any date shall be determined in the manner specified in the applicable Pricing Supplement.

                  (iii) MULTICURRENCY CURRENCY LINKED SECURITIES
               ("MULTICURRENCY CLS"). Multicurrency CLS are Notes pursuant to which the principal amount payable at Stated Maturity equals the Payment Currency equivalent at Stated Maturity of a fixed amount of a designated currency (or composite currency or currency units) (the "First Indexed Currency") plus or minus the Payment Currency equivalent at Stated Maturity of a fixed amount of a second designated currency (or composite currency or currency units) (the "Second Indexed Currency") plus or minus the Payment Currency equivalent at Stated Maturity of a fixed amount of a third designated currency (or composite currency or currency units) (the "Third Indexed Currency"); PROVIDED, HOWEVER, that the minimum principal amount payable at Stated Maturity shall be zero.

                  The Denominated Currency, each Indexed Currency, the Payment
               Currency and whether the fixed amounts of the Second and Third Indexed Currencies are to be added or subtracted to determine the principal amount payable at Stated Maturity of the Multicurrency CLS shall be set forth in the applicable Pricing Supplement. In addition, the fixed amounts of the First, Second and Third Indexed Currencies to which the principal of the Multicurrency CLS is linked shall be set forth in the applicable Pricing Supplement for a specific representative face amount of the Multicurrency CLS as well as for the aggregate face amount of all Multicurrency CLS forming part of the same issue. As used herein, "Added Indexed Currency" means the First Indexed Currency and any other Indexed Currency that is added to determine the principal amount payable at Maturity of the Multicurrency CLS and a "Subtracted Indexed Currency" means an Indexed Currency that is subtracted to determine the principal amount payable at Stated Maturity of the Multicurrency CLS.

                  If any Added Index Currency or Subtracted Index Currency is
               not the same as the Payment Currency, the Payment Currency equivalent of such Added Indexed Currency amount or Subtracted Index Currency amount, as the case may be, on any date shall be determined in the manner specified in the applicable Pricing Supplement.

               (r) AMOUNT PAYABLE UPON DECLARATION OF MATURITY -- CLS, REVERSE CLS OR MULTICURRENCY CLS. If the principal amount payable at the Stated Maturity of any CLS, Reverse CLS or Multicurrency CLS shall be declared due and payable prior to such Stated Maturity, the amount payable with respect to such Note will be paid in the Denominated Currency and will equal the face amount of such Note plus accrued interest to but excluding the date of payment.

               (s) COMMODITY LINKED NOTES. Notes may be issued, from time to time, with the principal amount payable on any principal payment date, or the amount of interest payable on any Interest Payment Date, to be determined by reference to one or more commodity prices, equity indices or other factors and on such other terms as may be set forth in the applicable Pricing Supplement.

               (t) AMORTIZING NOTES. Notes may be issued from time to time as Amortizing Notes (as defined below). "Amortizing Notes" are Notes for which payments of principal and interest are made in equal installments over the life of the Note. Interest on each Amortizing Note will be computed on the basis of a 360-day year of twelve 30-day months. Payments with respect to Amortizing Notes will be applied first to interest due and payable thereon and then to the reduction of the unpaid principal amount thereof. A table setting forth repayment information in respect of each Amortizing Note will be provided to the original purchaser and will be available upon request, to subsequent holders.

               (u) PERSONS TO ESTABLISH SPECIFIC TERMS. The principal amount, any interest rate (or manner in which interest is to be determined), any Interest Payment Dates, any Regular Record Dates, the Stated Maturity, any Redemption Date or Dates (and if on any such Redemption Date a premium is to be paid by the Company, the amount of such premium) and any other relevant terms of any Note will be determined by any one of the persons whose name is set forth below and will be set forth in the applicable Note or Pricing Supplement.

NAME                        OFFICE                      SPECIMEN SIGNATURE
- ----                        ------                      ------------------

Richard D. Nanula Senior Executive Vice President
                  & Chief Financial Officer             /s/ Richard D. Nanula
                                                        -----------------------
Matthew J. Hart   Senior Vice President and             /s/ Matthew J. Hart
                  Treasurer                             -----------------------

Mark D. Rozells   Vice President and Assistant          /s/ Mark D. Rozells
                  Treasurer                             -----------------------

Kenneth J. Frier  Vice President-Financial Risk         /s/ Kenneth J. Frier
                  Management                            -----------------------

John Simonelli    Director                              /s/ John Simonelli
                                                        -----------------------

Ingrid McConnell  Manager                               /s/ Ingrid McConnell
                                                        -----------------------

            (v) FORMS. Unless and until another form is established pursuant to a subsequent Officers' Certificate pursuant to Section 2.1 of the Indenture, the Notes will be in substantially the forms set forth in Exhibits A, B, C and D hereto, respectively, and may have such other terms as are provided herein.

            All capitalized terms used in this Officers' Certificate and not defined herein shall have the meanings set forth in the Indenture.

            Each of the undersigned, for himself, states that he has read and is familiar with the provisions of Article Two of the Indenture relating to the establishment of a series of Securities thereunder and the establishment of forms of Securities representing a series of Securities thereunder and, in each case, the definitions therein relating thereto; that he is generally familiar with the other provisions of the Indenture and with the affairs of the Company and its acts and proceedings and that the statements and opinions made by him in this Certificate are based upon such familiarity; and that he has made such examination or investigation as is necessary to enable him to determine whether or not the covenants and conditions referred to above have been complied with; and in his opinion, such covenants and conditions have been complied with.

            IN WITNESS WHEREOF, the undersigned has hereunto signed this Certificate on behalf of the Company this 7th day of March, 1996.


                              THE WALT DISNEY COMPANY



                                 By:  /s/ Richard D. Nanula
                                     -------------------------------
                                 Name:    Richard D. Nanula
                                 Title:   Senior Executive Vice President and
                                          Chief Financial Officer



                                 By:  /s/ David K. Thompson
                                     -------------------------------
                                 Name:    David K. Thompson
                                 Title:   Senior Vice President-Assistant
                                          General Counsel

              [FORM OF GLOBAL DISCOUNT REGISTERED SECURITY - UNITED STATES]

REGISTERED                                                            REGISTERED

                                          [Logo]



 NO. FXR-                    MEDIUM-TERM NOTE                  PRINCIPAL AMOUNT:
                                (Discount)                    U.S.$

                                                               CUSIP:


      Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

      Pursuant to Proposed Treasury Regulation Section 1.1275-3, (a) the amount of the original issue discount on this security is as specified below, (b) the original issue date is as specified below, (c) the yield to maturity, computed under the approximate method, is as specified below, and (d) the amount of the original issue discount allocable to the short accrual period occurring between
and              is $            .



ORIGINAL ISSUE DATE:                                  ORIGINAL ISSUE DISCOUNT:

MATURITY DATE:                                        INTEREST DATE:

ORIGINAL ISSUE PRICE:                                 YIELD TO MATURITY:

                                   ---------------------

Date:
     ------------------

                         TRUSTEE'S CERTIFICATE OF AUTHENTICATION



      This is one of the Notes of the series designated herein referred to in the within-mentioned Indenture.

CITIBANK, N.A., as Trustee



By:
     ----------------------------------
       Authorized Signatory

      THE WALT DISNEY COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the Principal Amount specified above on the Maturity Date specified above and to pay interest thereon from the Original Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears as specified in the Pricing Supplement, in each year, commencing with the first Interest Payment Date next succeeding the Original Issue Date, at the rate per annum set forth above, until the principal hereof is paid or made available for payment; PROVIDED, HOWEVER, that if the Original Issue Date of this Note is between a Regular Record Date and the related Interest Payment Date, the first payment of interest on this Note will be made on the Interest Payment Date immediately following the next succeeding Regular Record Date to the registered Holder on such next succeeding Regular Record Date. Interest payments for this Note will include interest accrued to but excluding the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (as defined below), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, as specified in the Pricing Supplement (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable at Maturity shall be payable to the Person to whom principal shall be payable. If any Interest Payment Date or Maturity with respect to this Note falls on a day that is not a Business Day, the payment due on such Interest Payment Date or at Maturity will be made on the following day that is a Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be. Except as otherwise provided in the Indenture, any interest not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), notice of which shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. In the case of a default in payment of principal upon acceleration or at Stated Maturity, the Accreted Value (as defined below) of this Note at the date of such default in payment shall bear interest at the Yield to Maturity specified above plus 1% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Such interest will be computed on the basis of a 360-day year of twelve 30-day months, compounded semiannually. Payment of the principal of and interest, if any, on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Securities, and PROVIDED, FURTHER, that the Holder of this Note shall be entitled to receive payments of principal of and interest, if any, on this Note by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable payment date.

      The "Accreted Value" of this Note at any date (the "Calculation Date") shall be equal to (i) the Original Issue Price of this Note specified above plus
(ii) the accrued amortization of Original Issue Discount specified above attributable ratably on a daily basis to the period from and including the Original Issue Date specified above to but excluding the Calculation Date. The calculation of accrual of Original Issue Discount will be computed on the basis of a 360-day year of twelve 30-day months, compounded semiannually.

      Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      This Note is one of a duly authorized issue of securities (herein called the "Securities") of the Company (which term includes any successor corporation under the Indenture hereinafter referred to) issued and to be issued pursuant to such Indenture. This Security is one of a series designated by the Company as its Medium-Term Notes. The Indenture does not limit the aggregate principal amount of the Securities.

      The Company issued this Note pursuant to an Indenture, dated as of March 7, 1996 (herein called the "Indenture"), between the Company and Citibank, N.A., a national banking association, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

      The Notes are issuable as Registered Securities, without coupons, in denominations of $1,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

      This Note may not be redeemed prior to the Maturity Date set forth above.

      If an Event of Default with respect to the Notes shall occur and be continuing, a portion of the principal of this Note may be declared due and payable in the manner and with the effect provided in the Indenture. Such portion shall be equal to the Accreted Value of this Note at the time of such declaration. Upon payment (i) of such Accreted Value and (ii) of interest on any overdue Accreted Value (to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest on this Note shall terminate.

      The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

      No reference herein to the Indenture and no provision of this Note or, subject to the provisions for satisfaction and discharge in Article Eight, of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the register of Securities, upon surrender of a Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

      No service charge shall be made by the Company, the Trustee or the Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 2.11, 3.6 or 9.5 of the Indenture, not involving any transfer).

      Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

      All undefined terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

      IN WITNESS WHEREOF, The Walt Disney Company has caused this Instrument to be signed by the signature or facsimile signature of its Chairman of the Board, one of its Vice Chairmen, its President or one of its Vice Presidents, or its Treasurer or any Assistant Treasurer and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof, and its corporate seal or a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.



(SEAL)                                       THE WALT DISNEY COMPANY



                                             By:
                                                 ------------------------------
                                                       Richard D. Nanula
                                                SENIOR EXECUTIVE VICE PRESIDENT
                                                              AND
                                                   CHIEF FINANCIAL OFFICER


 Attest:


- -----------------------------------------------
             Marsha L. Reed
          CORPORATE SECRETARY

                                      ABBREVIATIONS



      The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:



 TEN COM - as tenants in common                       UNIF GIFT MIN
                                                      ACT ___  Custodian ___
                                                                        (Cust.)
 TEN ENT - as tenants by the entireties
                                                            (Minor)
 JT TEN  - as joint tenants with right
           of survivorship and not as tenants         Under Uniform Gifts to
           in common                                  Minors Act

                                                      -------------------------
                                                                (State)

     Additional abbreviations may also be used though not in the above list.

                                     ----------------

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

  Please Insert Social Security or Employer
  Identification Number of Assignee

- -----------------------------------

            -           -

- -----------------------------------

- --------------------------------------------------------------------------------
                        Please Print or Typewrite Name and Address
                           Including Postal Zip Code of Assignee




- --------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing


- --------------------------------------------------------------------------------
attorney to Transfer said Security on the books of the Company, with full power of substitution in the premises.



Dated:                                    Signature
      ----------------------------------           -----------------------------


NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

             [FORM OF GLOBAL FIXED RATE REGISTERED SECURITY - UNITED STATES]

REGISTERED                                                            REGISTERED

                                          [Logo]





 NO. FXR-                            MEDIUM-TERM NOTE       PRINCIPAL AMOUNT:
                                      (FIXED RATE)         U.S.$

                                                           CUSIP:

      Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has as interest herein.



ORIGINAL ISSUE DATE:                                 INTEREST DATE:
MATURITY DATE:                                       EARLIEST REDEMPTION DATE:
ORIGINAL ISSUE PRICE:                                REDEMPTION PRICE:

                        --------------------------------



Date:
     ----------------------

                         TRUSTEE'S CERTIFICATE OF AUTHENTICATION



      This is one of the Notes of the series designated herein referred to in the within-mentioned Indenture.

CITIBANK, N.A., as Trustee



By:
   -------------------------------------------------
     Authorized Signatory

      THE WALT DISNEY COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the Principal Amount specified above on the Maturity Date specified above and to pay interest thereon from the Original Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears as specified in the Pricing Supplement, in each year, commencing with the first Interest Payment Date next succeeding the Original Issue Date, at the rate per annum set forth above, until the principal hereof is paid or made available for payment; PROVIDED, HOWEVER, that if the Original Issue Date of this Note is between a Regular Record Date and the related Interest Payment Date, the first payment of interest on this Note will be made on the Interest Payment Date immediately following the next succeeding Regular Record Date to the registered Holder on such next succeeding Regular Record Date. Interest payments for this Note will include interest accrued to but excluding the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (as defined below), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be specified in the Pricing Supplement (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; PROVIDED, HOWEVER, that interest payable at Maturity shall be payable to the Person to whom principal shall be payable. If any Interest Payment Date or Maturity with respect to this Note falls on a day that is not a Business Day, the payment due on such Interest Payment Date or at Maturity will be made on the following day that is a Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be. Except as otherwise provided in the Indenture, any interest not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), notice of which shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest, if any, on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Securities, and PROVIDED, FURTHER, that the Holder of this Note shall be entitled to receive payments of principal of and interest, if any, on this Note by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable payment date.

      Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      This Note is one of a duly authorized issue of securities (herein called the "Securities") of the Company (which term includes any successor corporation under the Indenture hereinafter referred to) issued and to be issued pursuant to such Indenture. This Security is one of a series designated by the Company as its Medium-Term Notes. The Indenture does not limit the aggregate principal amount of the Securities.

      The Company issued this Note pursuant to an Indenture, dated as of March 7, 1996 (herein called the "Indenture"), between the Company and Citibank, N.A., a national banking association, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

      The Notes are issuable as Registered Securities, without coupons, in denominations of $1,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

      This Note may not be redeemed prior to the Earliest Redemption Date set forth above. If no Earliest Redemption Date is so set forth, this Note is not redeemable prior to the Maturity Date. This Note is redeemable at any time on or after the Earliest Redemption Date set forth above at the option of the Company, in whole or from time to time in part, upon not less than 30 nor more than 60 days' notice mailed to the registered Holder hereof, at the Redemption Price equal to the amount set forth above, together in each case with accrued interest to the Redemption Date.

      Notwithstanding the preceding paragraph, installments of interest whose Stated Maturity is prior to the Redemption Date of any Note will be payable to the Holder of such Note, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to above, all as provided in the Indenture.

      All notices of redemption shall state the Redemption Date, the Redemption Price, if fewer than all the outstanding Notes with the same Original Issue Date, Interest Rate and Stated Maturity are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of Notes to be redeemed, that on the Redemption Date the Redemption Price will become due and payable upon each Note, or portion thereof, to be redeemed, that interest on each Note, or portion thereof, called for redemption will cease to accrue on the Redemption Date and the place or places where Notes may be surrendered for redemption. If fewer than all of the Notes with the same Original Issue Date, Interest Rate and Stated Maturity are to be redeemed at any time, selection of such Notes for redemption will be made by the Trustee by such method as the Trustee shall deem fair and appropriate.

      In the event of redemption of this Note in part only, a new Note or Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

      For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of Notes shall relate, in the case of any Notes redeemed or to be redeemed by the Company only in part, to the portion of the principal amount of such Notes which has been or is to be so redeemed.

      If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

      The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

      No reference herein to the Indenture and no provision of this Note or, subject to the provisions for satisfaction and discharge in Article Eight, of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the register of Securities, upon surrender of a Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

      No service charge shall be made by the Company, the Trustee or the Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 2.11, 3.6 or 9.5 of the Indenture, not involving any transfer).

      Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

      All undefined terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

      IN WITNESS WHEREOF, The Walt Disney Company has caused this Instrument to be signed by the signature or facsimile signature of its Chairman of the Board, one of its Vice Chairmen, its President or one of its Vice Presidents, or its Treasurer or any Assistant Treasurer and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof, and its corporate seal or a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.



              (SEAL)                       THE WALT DISNEY COMPANY



                                            By:
                                                --------------------------------
                                                        Richard D. Nanula
                                                 SENIOR EXECUTIVE VICE PRESIDENT
                                                               AND
                                                     CHIEF FINANCIAL OFFICER


Attest:


- --------------------------------------
           Marsha L. Reed
           CORPORATE SECRETARY

                                      ABBREVIATIONS



  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:



 TEN COM - as tenants in common                    UNIF GIFT MIN
                                                   ACT ___   Custodian ___
                                                                      (Cust.)
 TEN ENT - as tenants by the entireties
                                                        (Minor)
 JT TEN  - as joint tenants with right
           of survivorship and not as tenants      Under Uniform Gifts to
           in common                               Minors Act

                                                   -----------------------------
                                                               (State)

       Additional abbreviations may also be used though not in the above list.

                                     ----------------


      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

  Please Insert Social Security or Employer
  Identification Number of Assignee

- ----------------------------------------------

              -             -

- ----------------------------------------------


- --------------------------------------------------------------------------------
                        Please Print or Typewrite Name and Address
                           Including Postal Zip Code of Assignee


- --------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing


- --------------------------------------------------------------------------------
attorney to Transfer said Security on the books of the Company, with full power of substitution in the premises.



Dated:                                   Signature
      ----------------------------------          -----------------------------



NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

       [FORM OF GLOBAL FLOATING RATE REGISTERED SECURITY - UNITED STATES]

REGISTERED                                                            REGISTERED

                                     [LOGO]


REGISTERED NO. FLR-              MEDIUM-TERM NOTE              PRINCIPAL AMOUNT:
                                  (FLOATING RATE)              U.S.$
                                                               CUSIP:

      Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co. has an interest herein.




ORIGINAL ISSUE DATE:                               ORIGINAL ISSUE PRICE:
MATURITY DATE:                                     EARLIEST REDEMPTION DATE:

INITIAL MATURITY DATE (for Renewable Notes):
FINAL MATURITY DATE (for Renewable Notes):

INITIAL INTEREST RATE:                             REDEMPTION PRICE:
BASE RATE OR RATES:                                INTEREST PAYMENT DATES:
  ____ COMMERCIAL PAPER RATE
  ____ LIBOR:
    ____ Reuters Monitor Money Rates Service
    ____ Dow Jones Telerate Service                REGULAR RECORD DATES:
    ____ Index Currency
  ____ CD RATE
  ____ FEDERAL FUNDS RATE                          INTEREST PAYMENT PERIOD:
  ____ TREASURY RATE                               ____ Monthly
  ____ PRIME RATE                                  ____ Quarterly
  ____ CMT RATE
    ____ Dow Jones Telerate Service Page 7055
    ____ Dow Jones Telerate Service Page 7052
        ____ Week
        ____ Month                                 ____ Semiannually
                                                   ____ Annually
    ____ CMT Maturity Index:______________
  ____ OTHER:___________________________

SPREAD:
  (Indicate plus or minus                          INTEREST RESET PERIOD:
  and number of basis points)                      ____ Daily
SPREAD MULTIPLIER:     %                           ____ Weekly
 INDEX MATURITY:                                   ____ Monthly
____ 1 Month                                       ____ Quarterly
____ 3 Months                                      ____ Semiannually
____ 6 Months                                      ____ Annually
____ 1 Year
____ OTHER:______________________________          INTEREST RESET DATES:
           ______________________________          CALCULATION AGENT:

                                                   ____ CITIBANK, N.A.
MAXIMUM INTEREST RATE:     %                       ____ OTHER:______________
MINIMUM INTEREST RATE:     %

                        --------------------------------

Dated:
       -----------------------
                         TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes of the series designated herein referred to in the within-mentioned Indenture.

CITIBANK, N.A., as Trustee


By:
    ----------------------------------
         Authorized Signatory

      THE WALT DISNEY COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the Principal Amount specified above on the Maturity Date specified above and to pay interest thereon from the Original Issue Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for at a rate per annum equal to the Initial Interest Rate specified above until the first Interest Reset Date specified above following the Original Issue Date specified above and thereafter at a rate determined in accordance with the provisions below under the heading "Determination of Commercial Paper Rate," "Determination of LIBOR," "Determination of CD Rate," "Determination of Federal Funds Rate," "Determination of Treasury Rate," "Determination of CMT Rate" or "Determination of Prime Rate" depending upon whether the applicable Base Rate specified above is the Commercial Paper Rate, LIBOR, CD Rate, Federal Funds Rate, Treasury Rate, CMT Rate or Prime Rate, which rate may be adjusted by adding or subtracting the Spread or multiplying the Base Rate by the Spread Multiplier depending on whether a Spread or Spread Multiplier is specified above, until the principal hereof is paid or duly made available for payment. The "Spread," if any, is the number of basis points to be added to or subtracted from the Base Rate or Rates, as specified above, and the "Spread Multiplier," if any, is the percentage of the Base Rate or Rates, as specified above, by which such Base Rate or Rates are to be multiplied. The "Index Maturity," if any, is the period to maturity of the instrument or obligation with respect to which the related Base Rate or Rates are calculated, as designated above. If more than one Base Rate is specified above, the applicable Base Rate shall be the lowest of such Base Rates on the Interest Determination Date. The Company will pay interest in arrears monthly, quarterly, semiannually or annually as specified above under "Interest Payment Period," commencing with the first Interest Payment Date specified above next succeeding the Original Issue Date and thereafter on the Interest Payment Dates as specified above, and at Maturity. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (as defined below), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date set forth above (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; PROVIDED, HOWEVER, that interest payment at Maturity shall be payable to the Person to whom principal shall be payable. If the Maturity of this Note falls on a day that is not a Business Day, the payment of principal and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after the Maturity. Except as otherwise provided in the Indenture, any interest not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), notice of which shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest, if any, on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Securities, and PROVIDED, FURTHER, that the Holder of this Note shall be entitled to receive payments of principal of and interest, if any, on this Note by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable payment date.

      Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      This Note is one of a duly authorized issue of securities (herein called the "Securities") of the Company (which term includes any successor corporation under the Indenture hereinafter referred to) issued and to be issued pursuant to such Indenture. This Security is one of a series designated by the Company as its Medium-Term Notes. The Indenture does not limit the aggregate principal amount of the Securities.

      The Company issued this Note pursuant to an Indenture, dated as of March 7, 1996 (herein called the "Indenture"), between the Company and Citibank, N.A., a national banking association, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

      The Notes are issuable as Registered Securities, without coupons, in denominations of $1,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

      This Note may not be redeemed prior to the Earliest Redemption Date set forth above. If no Earliest Redemption Date is so set forth, this Note is not redeemable prior to the Maturity Date. This Note is redeemable at any time on or after the Earliest Redemption Date set forth above at the option of the Company, in whole or from time to time in part, upon not less than 30 nor more than 60 days' notice mailed to the registered Holder hereof, at the Redemption Price equal to the amount set forth above, together in each case with accrued interest to the Redemption Date.

      Notwithstanding the preceding paragraph, installments of interest whose Stated Maturity is prior to the Redemption Date of any Note will be payable to the Holder of such Note, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to above, all as provided in the Indenture.

      All notices of redemption shall state the Redemption Date, the Redemption Price, if fewer than all the outstanding Notes with the same Original Issue Date, Base Rate or Rates and Stated Maturity are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of Notes to be redeemed, that on the Redemption Date the Redemption Price will become due and payable upon each Note, or portion thereof, to be redeemed, that interest on each Note, or portion thereof, called for redemption will cease to accrue on the Redemption Date and the place or places where Notes may be surrendered for redemption. If fewer than all of the Notes with the same Original Issue Date, Base Rate or Rates and Stated Maturity are to be redeemed at any time, selection of such Notes for redemption will be made by the Trustee by such method as the Trustee shall deem fair and appropriate.

      In the event of redemption of this Note in part only, a new Note or Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

      For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of Notes shall relate, in the case of any Notes redeemed or to be redeemed by the Company only in part, to the portion of the principal amount of such Notes which has been or is to be so redeemed.

      Commencing with the first Interest Reset Date specified above following the Original Issue Date, the rate at which interest on this Note is payable shall be adjusted daily, weekly, monthly, quarterly, semiannually or annually as specified above under "Interest Reset Period." If any Interest Reset Date specified above would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that if the rate of interest on this Note shall be determined with reference to the provisions of the heading "Determination of LIBOR" below, and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the last Business Day in the preceding month. If any Interest Payment Date (other than an Interest Payment Date occurring on the Maturity Date) specified above falls on a day that is not a Business Day, such Interest Payment Date shall be the following day that is a Business Day, except that if the rate of interest on the Note shall be determined with reference to the provisions of the heading "Determination of LIBOR" below, and such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding day that is a Business Day. "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or executive order to close in The City of New York; PROVIDED, HOWEVER, that with respect to Notes the payment of which is to be made in a Denominated Currency other than U.S. dollars, such day is also not a day on which banking institutions are authorized or required by law or executive order to close in the principal financial center of the country of such Denominated Currency (or, in the case of the European Currency Unit ("ECU"), is not a day designated as an ECU Non-Settlement Day by the ECU Banking Association or otherwise generally regarded in the ECU interbank market as a day on which payments in ECUs shall not be made); PROVIDED, HOWEVER, that, with respect to LIBOR Notes, such day is also a London Business Day (as defined below). "London Business Day" means any day (i) if the Index Currency (as defined below) is other than ECU, on which dealings in such Index Currency are transacted in the London interbank market or
(ii) if the Index Currency is ECU, that is not designated as an ECU Non-Settlement Day by the ECU Banking Association or otherwise generally regarded in the ECU interbank market as a day on which payments in ECUs shall not be made. The interest rate applicable to each Interest Reset Period commencing on the Interest Reset Date or dates with respect to such Interest Reset Period will be the rate determined on the applicable "Interest Determination Date" determined as specified below. The rate of interest in effect with respect to this Note on each day that is not an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to the immediately preceding Interest Reset Date and the interest rate in effect on any day that is an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to such Interest Reset Date, subject in either case to any applicable provisions of law and any Maximum Interest Rate or Minimum Interest Rate limitations specified above; PROVIDED, HOWEVER, that the interest rate in effect with respect to this Note for the period from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate specified above.

      In addition to any Maximum Interest Rate specified above, the interest rate on this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

      All percentages resulting from any calculation on this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward, and all dollar amounts used in or resulting from such calculation on this Note will be rounded to the nearest cent (with one-half cent being rounded upward).

DETERMINATION OF COMMERCIAL PAPER RATE. If the Commercial Paper Rate is the Base Rate or one of the Base Rates specified above, the interest rate payable with respect to this Note shall be calculated by the Calculation Agent with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified above, in accordance with the following provisions:

            "Commercial Paper Rate" means, with respect to any Interest Determination Date specified below (a "Commercial Paper Rate Interest Determination Date"), the Money Market Yield (as defined below) on such date of the rate for commercial paper having the Index Maturity specified above as published by the Board of Governors of the Federal Reserve system in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication ("Release H.15(519)") under the heading "Commercial Paper." In the event that such rate is not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Commercial Paper Rate Interest Determination Date, then the Commercial Paper Rate will be the Money Market Yield on such Commercial Paper Interest Determination Date of the rate for commercial paper of the Index Maturity specified above as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 P.M. Quotations for U.S. Government Securities" or any successor publication ("Composite Quotations") under the heading "Commercial Paper." If such rate is not published in either Release H.15(519) or the Composite Quotations by 3:00 P.M., New York City time, on such Calculation Date, then the Commercial Paper Rate will be calculated by the Calculation Agent and will be the Money Market Yield of the arithmetic mean of the offered rates, as of approximately 11:00 A.M., New York City time, on such Commercial Paper Interest Determination Date, of three leading dealers of commercial paper in New York, New York selected by the Calculation Agent

      (after consultation with the Company) for commercial paper of the Index Maturity specified above placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized statistical rating agency; PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the rate of interest in effect for the applicable period will be the same as the interest rate in effect on such Commercial Paper Interest Determination Date.

            "Money Market Yield" shall be a yield (expressed as a percentage rounded, if necessary, to the nearest one hundred-thousandth of a percent) calculated in accordance with the following formula:



                          Money Market Yield =    D X 360
                                                  -------      X 100
                                                360 - (D X M)

      where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the interest period for which interest is being calculated.

DETERMINATION OF LIBOR. If LIBOR is the Base Rate or one of the Base Rates specified above, the interest rate payable with respect to this Note shall be calculated by the Calculation Agent with reference to LIBOR and the Spread or Spread Multiplier, if any, specified above, in accordance with the following provisions:

            With respect to any Interest Determination Date specified below (a "LIBOR Interest Determination Date"), LIBOR will be determined on the basis of either: (a) the arithmetic mean of the offered rates for deposits in the Index Currency having the Index Maturity specified above, commencing on the second London Business Day immediately following that LIBOR Interest Determination Date, which appear on the Designated Reuters LIBO Page (as defined below) as of 11:00 A.M., London time, on that LIBOR Interest Determination Date, if at least two such offered rates appear on the Designated Reuters LIBO Page ("LIBO Reuters"), or (b) the rate for deposits in the Index Currency having the Index Maturity specified above, commencing on the second London Business Day immediately following that LIBOR Interest Determination Date, which appears on the Designated Telerate LIBO Page (as defined below) as of 11:00 A.M., London time, on that LlBOR Interest Determination Date ("LIBO Telerate"). "Designated Reuters LIBO Page" means the display on the Reuters Monitor Money Rates Service for the purpose of displaying London interbank rates of major banks for the Index Currency. "Designated Telerate LIBO Page" means the display on the Dow Jones Telerate Service for the purpose of displaying London interbank rates of major banks for the Index Currency. If neither LIBO Reuters nor LIBO Telerate is specified above, LIBOR will be determined as if LIBO Telerate (and, if the U.S. dollar is the Index Currency, Page 3750) had been specified. If fewer than two offered rates appear on the Designated Reuters LIBO Page, or if no rate appears on the Designated Telerate LIBO Page, as applicable, LIBOR in respect of that LlBOR Interest Determination Date will be determined as if the parties had specified the rate described below.

            If fewer than two offered rates appear on the Designated Reuters LIBO Page or if no rate appears on the Designated Telerate LIBO Page, as applicable, LIBOR will be determined as of approximately 11:00 A.M., London time, on such LlBOR Interest Determination Date on the basis of the rate at which deposits in the Index Currency having the Index Maturity specified above are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by the Calculation Agent (after consultation with the Company) commencing on the second London Business Day immediately following such LIBOR Interest Determination Date and in a principal amount equal to an amount that is representative for the single transaction in such market at such time. The Calculation Agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted as of approximately 11:00 A.M. in the applicable Principal Financial Center, on such LIBOR Interest Determination Date by three major banks in such Principal Financial Center selected by the Calculation Agent (after consultation with the Company) for loans in the Index Currency to leading European banks, having the specified Index Maturity, and in a principal amount equal to an amount of not less than $1,000,000 (or the equivalent in the Index

      Currency, if the Index Currency is not the U.S. dollar) and that is representative for a single transaction in such market at such time, PROVIDED, HOWEVER, that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the rate of interest in effect for the applicable period will be the same as the interest rate in effect on such LIBOR Interest Determination Date.

            "Index Currency" means the index currency (including composite currencies) specified above as the currency for which LIBOR shall be calculated. If no such Index Currency is specified above, the Index Currency shall be U.S. dollars.

            "Principal Financial Center" will generally be the capital city of the country of the specified Index Currency, except that with respect to U.S. dollars, Deutsche Marks, Dutch Guilders, Italian Lire, Swiss Francs and ECUs, the Principal Financial Center shall be The City of New York, Frankfurt, Amsterdam, Milan, Zurich and Luxembourg, respectively.

DETERMINATION OF CD RATE. If the CD Rate is the Base Rate specified above, the interest rate payable with respect to this Note shall be calculated by the Calculation Agent with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified above, in accordance with the following provisions:

            "CD Rate" means, with respect to any Interest Determination Date specified below (a "CD Interest Determination Date"), the rate on such date for negotiable certificates of deposit having the Index Maturity designated above, as such rate published in Release H.15(519) under the caption "CDs (Secondary Market)" or, if not yet published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such CD Interest Determination Date, the CD Rate will be the rate on such CD Interest Determination Date for negotiable certificates of deposit of the Index Maturity specified above set forth in the Composite Quotations under the caption "Certificate of Deposit." If by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CD Interest Determination Date such rate is not yet published in either Release H.15(519) or the Composite Quotations, then the CD Rate on such CD Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Interest Determination Date, of three leading non-bank dealers in negotiable U.S. dollar certificates of deposit in The City of New York (which may include one or more of the Agents) selected by the Calculation Agent (after consultation with Disney) for negotiable certificates of deposit of major United States money market banks (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity specified above in a denomination of $5,000,000; PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as set forth above, the rate of interest in effect for the applicable period will be the same as the interest rate in effect on such CD Interest Determination Date.

DETERMINATION OF FEDERAL FUNDS RATE.  If the Federal Funds Rate is the Base
Rate specified above, the interest rate payable with respect to this Note shall be calculated by the Calculation Agent with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any, specified above, in accordance with the following provisions:

            "Federal Funds Rate" means, with respect to any Interest Determination Date specified below (a "Federal Funds Interest Determination Date"), the rate on that day for Federal Funds as such rate is published in Release H.15(519) under the heading "Federal Funds (Effective)" or, if not so published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, the Federal Funds Rate will be the rate on such Federal Funds Interest Determination Date as published in the Composite Quotations under column "Effective Rate" under the heading "Federal Funds." If, by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date such rate is not yet published in either Release H.15(519) or the Composite Quotations, the Federal Funds Rate for such Federal Funds Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight Federal Funds arranged by three leading dealers of Federal Funds transactions in The City of New York, which dealers have been selected by the Calculation Agent (after consultation with Disney), as of 9:00 A.M., New York City time, on such Federal Funds Interest Determination Date; PROVIDED, HOWEVER, that, if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned as set forth above, the rate of interest in effect for the applicable period will be the same as the interest rate in effect on such Federal Funds Interest Determination Date.

DETERMINATION OF TREASURY RATE. If the Treasury Rate is the Base Rate specified above, the interest rate payable with respect to this Note shall be calculated by the Calculation Agent with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified above, in accordance with the following provisions:

            "Treasury Rate" means, with respect to any Interest Determination Date specified below (a "Treasury Rate Interest Determination Date"), the rate applicable to the most recent auction of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified above, as such rate is published in Release H.15(519) under the heading "Treasury Bills - auction average (investment)" or, if not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Rate Interest Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury Bills having the Index Maturity specified above are not reported as provided by 3:00 P.M., New York City time, on such Calculation Date, or if no such auction is held in a particular week, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent (after consultation with the Company), for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified above; PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the rate of interest in effect for the applicable period will be the interest rate in effect on such Treasury Rate Interest Determination Date.

DETERMINATION OF PRIME RATE. If the Prime Rate is the Base Rate or one of the Base Rates specified above, the interest rate payable with respect to this Note shall be calculated by the Calculation Agent with reference to the Prime Rate and the Spread or Spread Multiplier, if any, specified above, in accordance with the following provisions:

            "Prime Rate" means, with respect to any Interest Determination Date specified below (a "Prime Rate Interest Determination Date"), the rate set forth in Release H.15(519) for such date opposite the caption "Bank Prime Loan." If such rate is not yet published by 9:00 A.M., New York City time, on the Calculation Date, the Prime Rate for such Prime Rate Interest Determination Date will be the arithmetic mean of the rates of interest publicly announced by each bank named on the Reuters Screen USPRIME1 (as defined below) as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date as quoted on the Reuters Screen USPRIME1 on such Prime Rate Interest Determination Date, or if fewer than four such rates appear on the Reuters Screen USPRIME1 for such Prime Rate Interest Determination Date, the rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Prime Rate Interest Determination Date by at least two of the three major money center banks in The City of New York selected by the Calculation Agent (after consultation with Disney) from which quotations are requested. If fewer than two quotations are provided, the Prime Rate shall be calculated by the Calculation Agent and shall be determined as the arithmetic mean on the basis of the prime rates in The City of New York by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, in each case having total equity capital of at least U.S. $500 million and being subject to supervision or examination by Federal or State authority selected by the Calculation Agent (after consultation with Disney) to quote such rate or rates. Unless otherwise specified in the applicable Pricing Supplement, "Reuters Screen USPRIME1" means the display designated as "USPRIME1" on the Reuters Monitor Money Rates Service (or such other page as may replace the USPRIME1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

      If in any month the Prime Rate is not published in Release H.15(519) and the banks or trust companies selected as aforesaid are not quoting as mentioned in the preceding paragraph, the "Prime Rate" for such Interest Reset Period will be the same as the Prime Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable on the Prime Rate Notes for which the Prime Rate is being determined shall be the Initial Interest Rate).

DETERMINATION OF CMT RATE. If CMT Rate is the Base Rate or one of the Base Rates specified above, the interest rate payable with respect to this Note shall be calculated by the Calculation Agent with reference to the CMT Rate and the Spread or Spread Multiplier, if any, specified above, in accordance with the following provisions:

            "CMT Rate" means, with respect to any Interest Determination Date specified below (a "CMT Interest Determination Date"), the rate displayed on the Designated CMT Telerate Page (as defined below) under the caption "...Treasury Constant Maturities...Federal Reserve Board Release H.15... Mondays Approximately 3:45 P.M.," under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7055, the rate on such CMT Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the week, or the month, as applicable, ended immediately preceding the week in which the related CMT Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or if not displayed by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published, or if not published by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for the CMT Interest Determination date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M., New York City time, on the CMT Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York (which may include any Agent or its affiliates) selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent (after consultation with Disney) and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury Note quotations, the CMT Rate for such CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 P.M., New York City time, on the CMT Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent (after consultation with Disney) and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, on of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100 million. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; PROVIDED HOWEVER, that if fewer than three Reference Dealers selected by the Calculation Agent (after consultation with Disney) are quoting as described herein, the CMT Rate will be the CMT Rate in effect on such CMT Interest Determination Date. If two Treasury Notes with an original maturity as described in the third preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the Treasury Note with the shorter remaining term to maturity will be used.

            "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service on the page designated in the applicable Pricing Supplement (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)), for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified in the applicable Pricing Supplement, the Designated CMT Telerate Page shall be 7052, for the most recent week.

            "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified above with respect to which the CMT Rate will be calculated. If no such maturity is specified above, the Designated CMT Maturity Index shall be 2 years.

RENEWABLE NOTES. If this Note is designated as a Renewable Note above (a "Renewable Note"), the following provisions will apply:

            A Renewable Note will bear interest at the Base Rate specified above and the interest rate payable with respect to a Renewable Note shall be calculated by the Calculation Agent with reference to the specified Base Rate or Base Rates and the Spread or Spread Multiplier, if any, specified above.

            A Renewable Note will mature on an Interest Payment Date as specified above (the "Initial Maturity Date"), unless the maturity of all or any portion of the principal amount hereof is extended in accordance with the procedures described below. On the Interest Payment Dates specified above (each such Interest Payment Date, an "Election Date"), the maturity of a Renewable Note will be extended to the Interest Payment Date occurring twelve months after such Election Date, unless the Holder hereof elects to terminate the automatic extension of the maturity of a Renewable Note or of any portion hereof having a principal amount of $1,000 or any multiple of $1,000 in excess thereof by delivering a notice of such effect to the Trustee not less than nor more than a number of days to be specified in the Pricing Supplement prior to such Election Date. Such option may be exercised with respect to less than the entire principal amount of a Renewable Note; provided that the principal amount for which such option is not exercised is at least $1,000 or any larger amount that is an integral multiple of $1,000. Notwithstanding the foregoing, the maturity of a Renewable Note may not be extended beyond the Final Maturity Date specified above (the "Final Maturity Date"). If the Holder hereof elects to terminate the automatic extension of the maturity of any portion of the principal amount of a Renewable Note and such election is not revoked as described below, such portion will become due and payable on the Interest Payment Date falling six months (unless another period is specified in the Pricing Supplement) after the Election Date prior to which the Holder made such election.

            An election to terminate the automatic extension of maturity may be revoked as to any portion of a Renewable Note having a principal amount of $1,000 or any multiple of $1,000 in excess thereof by delivering a notice to such effect to the Trustee on any day following the effective date of the election to terminate the automatic extension of maturity and prior to the date 15 days before the date on which such portion would otherwise mature. Such a revocation may be made for less than the entire principal amount of a Renewable Note for which the automatic extension of maturity has been terminated; provided that the principal amount of a Renewable Note for which the automatic extension of maturity has been terminated and for which such a revocation has not been made is at least $1,000 or any larger amount that is an integral multiple of $1,000. Notwithstanding the foregoing, a revocation may not be made during the period from and including a Record Date to but excluding the immediately succeeding Interest Payment Date.

            An election to terminate the automatic extension of the maturity of a Renewable Note, if not revoked as described above by the Holder hereof making the election or any subsequent Holder, will be binding upon such subsequent Holder.

            A Renewable Note may be redeemed in whole or in part at the option of the Company on the Interest Payment Dates in each year specified above, commencing with the Interest Payment Date specified above, at a redemption price as stated above, together with accrued and unpaid interest to the date of redemption. Notwithstanding anything to the contrary herein, notice of redemption will be provided by mailing a notice of such redemption to each Holder by first class mail, postage prepaid, at least 180 days (unless otherwise specified in the Pricing Supplement) prior to the date fixed for redemption.

      The Calculation Agent shall calculate the interest rate on this Note in accordance with the foregoing on or before each Calculation Date and shall promptly thereafter notify the Company of such interest rate. Any such calculation by the Calculation Agent shall be conclusive and binding on the Company, the Trustee and the Holder of this Note, absent manifest error.

      The interest rate applicable to each Interest Reset Period commencing on the Interest Reset Date or Dates with respect to such Interest Reset Period will be the rate determined on the applicable "Interest Determination Date." The Commercial Paper Interest Determination Date, the CD Interest Determination Date, the Federal Funds Interest Determination Date, the Prime Rate Interest Determination Date and the CMT Interest Determination Date will be the second Business Day preceding such Interest Reset Date. The LIBOR Interest Determination Date will be the second London Business Day preceding such Interest Reset Date. The Treasury Rate Interest Determination Date will be the day in the week in which the Interest Reset Date fails on which day Treasury Bills would normally be auctioned or, if no such auction is held for a particular week, the first Business Day of that week; PROVIDED, HOWEVER, that if, as a result of a legal holiday, an auction is held on the Friday of the week preceding the Interest Reset Date, the related Interest Determination Date shall be such preceding Friday; and PROVIDED, FURTHER, that if an auction shall fall on any Interest Reset Date, then the Interest Reset Date shall instead be the first Business Day immediately following such auction. The Interest Determination Date pertaining to a Note the interest rate of which is determined with reference to two or more Base Rates will be the first Business Day which is at least two Business Days prior to such Interest Reset Date for such a Note on which each Base Rate shall be determinable. Each Base Rate shall be determined and compared on such date, and the applicable interest rate shall take effect on the related Interest Reset Date.

      The "Calculation Date," if applicable, pertaining to any Interest Determination Date, shall be the earlier of (a) the tenth calendar day after such Interest Determination Date, or, if any such day is not a Business Day, the next succeeding Business Day and (b) the Business Day preceding the applicable Interest Payment Date or Maturity Date, as the case may be. The Trustee will, upon the request of the Holder of this Note, provide to such Holder the interest rate hereon then in effect and, if determined, the interest rate which will become effective as of the next Interest Reset Date.

      Interest payments for this Note will include interest accrued to but excluding the Interest Payment Date. Accrued interest hereon from the Original Issue Date or from the last date to which interest hereon has been paid or duly provided for, as the case may be, shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day from the Original Issue Date or from the last date to which interest shall have been paid or duly provided for, to the date for which accrued interest is being calculated. The interest factor for each such day shall be computed by dividing the interest rate applicable to such day by 360, in the case of the Commercial Paper Rate, LIBOR, CD Rate, Federal Funds Rate and Prime Rate and by the actual number of days in the year, in the case of the Treasury Rate and CMT Rate. Unless otherwise specified above, if the interest rate for this Note is calculated with reference to two or more Base Rates, the interest factor for this Note will be calculated in each period in the same manner as if only the lowest of the applicable Base Rates applied.

      If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

      The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

      No reference herein to the Indenture and no provision of this Note or, subject to the provisions for satisfaction and discharge in Article Eight, of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the register of Securities, upon surrender of a Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

      No service charge shall be made by the Company, the Trustee or the Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 2.11, 3.6 or 9.5 of the Indenture, not involving any transfer).

      Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

      All undefined terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

      IN WITNESS WHEREOF, The Walt Disney Company has caused this Instrument to be signed by the signature or facsimile signature of its Chairman of the Board, one of its Vice Chairmen, its President or one of its Vice Presidents, or its Treasurer or any Assistant Treasurer and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof, and its corporate seal or a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.



(SEAL)                                       THE WALT DISNEY COMPANY



                                             By:
                                                 ------------------------------
                                                      RICHARD D. NANULA
                                                 SENIOR EXECUTIVE VICE PRESIDENT
                                                             AND
                                                   CHIEF FINANCIAL OFFICER


ATTEST:


- -----------------------------------------------
             MARSHA L. REED
          CORPORATE SECRETARY

                                      ABBREVIATIONS



      The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:



 TEN COM - as tenants in common                  UNIF GIFT MIN
                                                 ACT ___ Custodian ____
 TEN ENT - as tenants by the entireties                           (Cust.)
                                                        (Minor)
  JT TEN - as joint tenants with right
           of survivorship and not as tenants    Under Uniform Gifts to
           in common                             Minors Act

                                                 -----------------------------
                                                           (State)

     Additional abbreviations may also be used though not in the above list.

                                ----------------


        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

  Please Insert Social Security or Employer
  Identification Number of Assignee

- --------------------------------------------

                -           -

- --------------------------------------------

- --------------------------------------------------------------------------------
                        Please Print or Typewrite Name and Address
                           Including Postal Zip Code of Assignee


- --------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing


- --------------------------------------------------------------------------------
attorney to Transfer said Security on the books of the Company, with full power of substitution in the premises.



Dated:                                    Signature
      ----------------------------------           -----------------------------



NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

             [FORM OF GLOBAL ZERO COUPON REGISTERED SECURITY - UNITED STATES]

REGISTERED                                                            REGISTERED


                                          [LOGO]


NO. FXR-                             MEDIUM-TERM NOTE         PRINCIPAL AMOUNT:
                                        (ZERO COUPON)           U.S.$

                                                                          CUSIP:


      Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

      Pursuant to Proposed Treasury Regulation Section 1.1275-3, (a) the amount of the original issue discount on this security is as specified below, (b) the original issue date is as specified below, (c) the yield to maturity, computed under the approximate method, is as specified below, and (d) the amount of the original issue discount allocable to the short accrual period occurring between
and                      is $            .



ORIGINAL ISSUE DATE:                                    ORIGINAL ISSUE PRICE:
MATURITY DATE:                                          ORIGINAL ISSUE DISCOUNT:
                                                        YIELD TO MATURITY:

                           --------------------------

Date:
      --------------------


                         TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes of the series designated herein referred to in the within-mentioned Indenture.

CITIBANK, N.A., as Trustee



By:
   ----------------------------------------------------------
                      Authorized Signatory

      THE WALT DISNEY COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the Principal Amount specified above on the Maturity Date specified above. If Maturity with respect to this Note falls on a day that is not a Business Day, the payment due at Maturity will be made on the following day that is a Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after Maturity. The principal of this Note shall not bear interest except in the case of a default in payment of principal upon acceleration or at Stated Maturity, and in such case, the Accreted Value (as defined below) of this Note at the date of such default in payment shall bear interest at the Yield to Maturity specified above plus 1% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Such interest will be computed on the basis of a 360-day year of twelve 30-day months, compounded semiannually. Payment of the principal of and any such interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that the Holder of this Note shall be entitled to receive payments of principal of and any such interest on this Note by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable payment date.

      The "Accreted Value" of this Note at any date (the "Calculation Date") shall be equal to (i) the Original Issue Price of this Note specified above plus
(ii) the accrued amortization of Original Issue Discount specified above attributable ratably on a daily basis to the period from and including the Original Issue Date specified above to but excluding the Calculation Date. The calculation of accrual of Original Issue Discount will be computed on the basis of a 360-day year of twelve 30-day months, compounded semiannually.

      Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      This Note is one of a duly authorized issue of securities (herein called the "Securities") of the Company (which term includes any successor corporation under the Indenture hereinafter referred to) issued and to be issued pursuant to such Indenture. This Security is one of a series designated by the Company as its Medium-Term Notes. The Indenture does not limit the aggregate principal amount of the Securities.

      The Company issued this Note pursuant to an indenture, dated as of March 7, 1996 (herein called the "Indenture"), between the Company and Citibank, N.A., a national banking association, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

      The Notes are issuable as Registered Securities, without coupons, in denominations of $1,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

      This Note may not be redeemed prior to the Maturity Date set forth above.

      If an Event of Default with respect to Notes shall occur and be continuing, a portion of the principal of this Note may be declared due and payable in the manner and with the effect provided in the Indenture. Such portion shall be equal to the Accreted Value of this Note at the time of such declaration. Upon payment (i) of such Accreted Value and (ii) of interest on any overdue Accreted Value (to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on this Note shall terminate.

      The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

      No reference herein to the Indenture and no provision of this Note or, subject to the provisions for satisfaction and discharge in Article Eight, of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest, if any, on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the register of Securities, upon surrender of a Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

      No service charge shall be made by the Company, the Trustee or the Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 2.11, 3.6 or 9.5 of the Indenture, not involving any transfer).

      Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

      All undefined terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

      IN WITNESS WHEREOF, The Walt Disney Company has caused this Instrument to be signed by the signature or facsimile signature of its Chairman of the Board, one of its Vice Chairmen, its President or one of its Vice Presidents, or its Treasurer or any Assistant Treasurer and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof, and its corporate seal or a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.



(SEAL)                                       THE WALT DISNEY COMPANY



                                             By:
                                                 ------------------------------
                                                      Richard D. Nanula
                                                SENIOR EXECUTIVE VICE PRESIDENT
                                                             AND
                                                   CHIEF FINANCIAL OFFICER


Attest:


- -----------------------------------------------
                Marsha L. Reed
              CORPORATE SECRETARY

                                      ABBREVIATIONS



      The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:



 TEN COM - as tenants in common                       UNIF GIFT MIN
                                                      ACT ___ Custodian ____
 TEN ENT - as tenants by the entireties                                 (Cust.)
                                                           (Minor)
  JT TEN - as joint tenants with right
           of survivorship and not as tenants         Under Uniform Gifts to
           in common                                  Minors Act

                                                      --------------------------
                                                             (State)

     Additional abbreviations may also be used though not in the above list.

                                     ----------------


        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

  Please Insert Social Security or Employer
  Identification Number of Assignee

- --------------------------------------------

               -           -

- --------------------------------------------

- --------------------------------------------------------------------------------
                        Please Print or Typewrite Name and Address
                           Including Postal Zip Code of Assignee


- --------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing


- --------------------------------------------------------------------------------
attorney to Transfer said Security on the books of the Company, with full power of substitution in the premises.



Dated:                                   Signature
      ----------------------------------          -----------------------------


NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.